Blue Owl Capital Inc. Second Quarter 2023 Earnings August 1, 2023

2 About Blue Owl Blue Owl (NYSE: OWL) is a leading asset manager that is redefining alternatives. With $150 billion in assets under management1, we invest across three multi-strategy platforms: Credit, GP Strategic Capital, and Real Estate. Anchored by a strong permanent capital base, we provide businesses with private capital solutions to drive long-term growth and offer institutional and individual investors differentiated alternative investment opportunities that aim to deliver strong performance, risk-adjusted returns, and capital preservation. Together with over 600 experienced professionals across 10 offices globally, Blue Owl brings the vision and discipline to create the exceptional. To learn more, visit www.blueowl.com. 1 As of June 30, 2023 Forward-Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law. Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of acquisitions; costs related to acquisitions; the inability to maintain the listing of Blue Owl’s shares on the New York Stock Exchange (“NYSE”); Blue Owl’s ability to manage growth; Blue Owl’s ability to execute its business plan and meet its projections; potential litigation involving Blue Owl; changes in applicable laws or regulations; and the possibility that Blue Owl may be adversely affected by other economic, business, geopolitical and competitive factors. The information contained in this presentation is summary information that is intended to be considered in the context of Blue Owl’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that Blue Owl may make, by press release or otherwise, from time to time. Blue Owl also uses its website to distribute company information, including assets under management and performance information, and such information may be deemed material. Accordingly, investors should monitor Blue Owl’s website (www.blueowl.com). Blue Owl undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about Blue Owl and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of Blue Owl or information about the market, as indicative of future results, the achievement of which cannot be assured. Throughout this presentation, all current period amounts are preliminary and unaudited, “LTM” refers to the last twelve months and “nm” indicates data has not been presented as it was deemed not meaningful. Totals may not sum due to rounding. Disclosures

3 Disclosures Non-GAAP Financial Measures; Other Financial and Operational Data This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Blue Owl believes that the use of these non-GAAP financial measures provides an additional tool for investors and potential investors to use in evaluating its ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and reconciled to the most directly comparable GAAP measures. Exact net IRRs and multiples cannot be calculated for individual investments held by Blue Owl’s products, or a subset of such investments, due to the lack of a mechanism to precisely allocate fees, taxes, transaction costs, expenses and general partner carried interest. Valuations are as of the dates provided herein and do not take into account subsequent events, including the impact of inflation and rising interest rates, which can be expected to have an adverse effect on certain entities identified or contemplated herein. For the definitions of certain terms used in this presentation, please refer to the “Defined Terms” slide in the appendix. Important Notice No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Blue Owl or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Blue Owl. Viewers of this presentation should each make their own evaluation of Blue Owl and of the relevance and adequacy of the information contained herein and should make sure other investigations as they deem necessary. This communication does not constitute an offer to sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice or any other service by Blue Owl or any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Blue Owl or its advisors. Industry and Market Data This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s and Fitch Ratings. Such information has not been independently verified and, accordingly, Blue Owl makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

4As of June 30, 2023. Past performance is not a guarantee of future results. Blue Owl Overview With $150 billion of assets under management, Blue Owl is a leading provider of private capital solutions • A leading GP strategic capital provider to private market participants with $50.9 billion in AUM • Deep and extensive relationships across the alternative asset management ecosystem • Successfully completed over 80 equity and debt transactions since inception • A leading credit business with $73.8 billion in AUM • Focused on lending to middle- and upper- middle-market companies backed by a range of private equity and non-sponsored companies • Demonstrated ability to source proprietary investment opportunities with $78.3 billion in gross originations since inception GP Strategic CapitalCredit • A leading private equity real estate business with $24.8 billion in AUM • Focused on acquiring high quality assets net-leased to investment grade and creditworthy entities • Established proprietary origination strategy that has completed over 170 transactions Real Estate Investment Platforms $73.8B Assets Under Management 500+ Deals Closed 675+ Sponsor Relationships $50.9B Assets Under Management 10+ Year Track Record 55+ Partnerships since Inception $24.8B Assets Under Management 1,770+ Assets Owned 145+ Tenant Relationships/ Partnerships

5 Blue Owl’s Second Quarter 2023 Highlights - Key Metrics AUM FPAUM Private Wealth Fundraise Permanent Capital Total Fundraise (dollars in billions) $119.1 $149.6 2Q'22 2Q'23 $77.5 $93.6 2Q’22 2Q’23 21% $95.5 $118.6 2Q’22 2Q’23 24% $17.2 $20.4 2Q’22 (LTM) 2Q’23 (LTM) 19% $8.4 $9.2 2Q’22 (LTM) 2Q’23 (LTM) 10% 26% Institutional Fundraise $8.9 $11.2 2Q’22 (LTM) 2Q’23 (LTM) 26%

6 Second Quarter 2023 Highlights Financial Results • GAAP Net Income of $12.9 million, or $0.03 per basic and $0.02 per diluted Class A Share • Fee-Related Earnings of $244.6 million, or $0.17 per Adjusted Share • Distributable Earnings of $227.0 million, or $0.16 per Adjusted Share Capital Metrics • AUM of $149.6 billion, up 26% since June 30, 2022 ◦ FPAUM of $93.6 billion, up 21% since June 30, 2022 ◦ Permanent Capital of $118.6 billion, up 24% since June 30, 2022 ◦ AUM Not Yet Paying Fees of $12.0 billion, reflecting expected annual management fees of approximately $170 million once deployed • New Equity Capital Raised of $2.9 billion in the quarter • FPAUM Raised and Deployed of $2.5 billion in the quarter Corporate For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 26. • Dividend of $0.56 per Class A Share announced for 2023, up 22% from 2022 ◦ Dividend of $0.14 per Class A Share declared for the quarter • Increased Capacity of the Revolving Credit Facility by $435 million to $1.55 billion and extended the maturity to June 29, 2028

7 GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'23 2Q'22 % Change 2Q'23 2Q'22 % Change GAAP Revenues Credit (including Part I Fees of $90,853, $45,531, $314,402 and $171,200) $ 216,542 $ 145,710 49% $ 785,293 $ 513,273 53% GP Strategic Capital (including Part I Fees of $1,085, $815, $4,308 and $7,268) 124,845 119,391 5% 524,816 413,389 27% Real Estate 30,442 19,224 58% 100,194 36,382 175% Management Fees, Net 371,829 284,325 31% 1,410,303 963,044 46% Administrative, Transaction and Other Fees 45,108 42,921 5% 151,392 170,667 (11%) Realized Performance Income — — nm 12,727 5,906 115% GAAP Revenues 416,937 327,246 27% 1,574,422 1,139,617 38% GAAP Expenses Compensation and Benefits 208,281 218,118 (5%) 888,575 639,449 39% Amortization of Intangible Assets 115,917 64,885 79% 317,306 218,964 45% General, Administrative and Other Expenses 51,482 54,389 (5%) 230,543 171,571 34% GAAP Expenses 375,680 337,392 11% 1,436,424 1,029,984 39% GAAP Results GAAP Net Income (Loss) Attributable to Blue Owl Capital Inc. 12,859 (1,126) nm 24,828 (66,182) nm Earnings per Class A Share Basic $ 0.03 $ 0.00 Diluted $ 0.02 $ 0.00 Supplemental Information Credit $ 249,375 $ 181,363 38% $ 889,345 $ 663,669 34% GP Strategic Capital 134,045 126,659 6% 559,016 439,566 27% Real Estate 33,517 19,224 74% 126,061 36,382 246% GAAP Revenues 416,937 327,246 27% 1,574,422 1,139,617 38% Management Fees as % of Permanent Capital 93% 92% 93% 95%

8 Historical Trends (GAAP) • GAAP Management Fees of $371.8 million for the quarter increased 31% compared to 2Q'22 ◦ GAAP Management Fees of $1,410.3 million for the last twelve months increased 46% compared to prior year • GAAP Consolidated Net Income (Loss) of $34.0 million for the quarter compared to $(9.1) million in 2Q'22 ◦ GAAP Consolidated Net Income (Loss) of $67.8 million for the last twelve months compared to $(286.2) million in the prior year • GAAP Net Income (Loss) Attributable to Class A Shares of $12.9 million for the quarter compared to $(1.1) million in 2Q'22 ◦ GAAP Net Income (Loss) Attributable to Class A Shares of $24.8 million for the last twelve months compared to $(66.2) million in the prior year GAAP Management Fees Net Income (Loss) Attributable to Class A SharesConsolidated Net Income (Loss) (dollars in millions) (dollars in millions) (dollars in millions) $284.3 $371.8 $963.0 $1,410.3 2Q'22 2Q'23 2Q'22 (LTM) 2Q'23 (LTM) $(1.1) $12.9 $(66.2) $24.8 2Q'22 2Q’23 2Q’22 (LTM) 2Q’23 (LTM) $(9.1) $34.0 $(286.2) $67.8 2Q'22 2Q'23 2Q'22 (LTM) 2Q'23 (LTM)

9 Non-GAAP Results (Unaudited) For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 26. Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'23 2Q'22 % Change 2Q'23 2Q'22 % Change FRE Revenues Credit (including Part I Fees of $90,853, $45,531, $314,402 and $171,200) $ 216,542 $ 145,710 49% $ 785,291 $ 513,273 53% GP Strategic Capital (including Part I Fees of $1,085, $815, $4,308 and $7,268) 134,615 128,313 5% 563,894 441,125 28% Real Estate 30,442 19,224 58% 100,196 36,382 175% FRE Management Fees, Net 381,599 293,247 30% 1,449,381 990,780 46% FRE Administrative, Transaction and Other Fees 19,877 24,564 (19%) 60,829 110,220 (45%) FRE Revenues 401,476 317,811 26% 1,510,210 1,101,000 37% FRE Expenses FRE Compensation and Benefits 115,621 85,809 35% 419,484 315,723 33% FRE General, Administrative and Other Expenses 39,111 36,297 8% 192,355 109,319 76% FRE Expenses 154,732 122,106 27% 611,839 425,042 44% Fee-Related Earnings 244,597 197,064 24% 902,180 675,650 34% Distributable Earnings 227,016 180,402 26% 842,704 638,060 32% Adjusted Per Share Information Fee-Related Earnings per Adjusted Share $ 0.17 $ 0.14 Distributable Earnings per Adjusted Share $ 0.16 $ 0.13 Supplemental Information Credit $ 235,051 $ 169,106 39% $ 840,855 $ 619,653 36% GP Strategic Capital 135,921 129,481 5% 568,761 444,965 28% Real Estate 30,504 19,224 59% 100,594 36,382 176% FRE Revenues 401,476 317,811 26% 1,510,210 1,101,000 37% FRE Management Fees as % of Permanent Capital 93% 92% 93% 95%

10 Historical Trends (Non-GAAP) • FRE Management Fees of $381.6 million for the quarter increased 30% compared to 2Q'22 ◦ FRE Management Fees of $1,449.4 million for the last twelve months increased 46% compared to prior year • Fee-Related Earnings of $244.6 million for the quarter increased 24% compared to 2Q'22 ◦ Fee-Related Earnings of $902.2 million for the last twelve months increased 34% compared to prior year • Distributable Earnings of $227.0 million for the quarter increased 26% compared to 2Q'22 ◦ Distributable Earnings of $842.7 million for the last twelve months increased 32% compared to prior year FRE Management Fees Distributable EarningsFee-Related Earnings (dollars in billions) (dollars in billions) (dollars in billions) $180.4 $227.0 $638.1 $842.7 2Q'22 2Q'23 2Q'22 (LTM) 2Q'23 (LTM) $197.1 $244.6 $675.7 $902.2 2Q'22 2Q'23 2Q'22 (LTM) 2Q'23 (LTM) $293.2 $381.6 $990.8 $1,449.4 2Q'22 2Q'23 2Q'22 (LTM) 2Q'23 (LTM) For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 26.

11 Assets Under Management • AUM of $149.6 billion increased 26% since June 30, 2022 ◦ The increase was primarily driven by capital raised across the business and deployment in Credit • FPAUM of $93.6 billion increased 21% since June 30, 2022 ◦ The increase was primarily driven by capital raised across the business and deployment in Credit • Permanent Capital of $118.6 billion increased 24% since June 30, 2022 ◦ Permanent capital generated 93% of management fees during the last twelve months • AUM Not Yet Paying Fees totaled $12.0 billion, reflecting expected annual FRE management fees of approximately $170 million once deployed AUM Fee-Paying AUM Permanent Capital Credit GP Strategic Capital Real Estate (dollars in billions) (dollars in billions) (dollars in billions) $119.1 $149.6 $56.8 $73.8 $45.7 $50.9 $16.6 $24.8 2Q'22 2Q'23 $77.5 $93.6 $41.4 $52.1 $26.7 $28.5 $9.4 $13.1 2Q'22 2Q'23 $95.5 $118.6 $43.9 $56.9 $45.7 $50.8 $5.9 $10.9 2Q'22 2Q'23

12 Fundraising Total Fundraise (dollars in billions) Private Wealth Fundraise (dollars in billions) Institutional Fundraise (dollars in billions) • Total Fundraise of $2.9 billion during the quarter was driven by $1.5 billion in Credit, $1.1 billion in Real Estate and $0.2 billion in GP Strategic Capital • Private Wealth Fundraise of $1.8 billion during the quarter was primarily driven by products from diversified and technology lending strategies in Credit, and products from the net lease strategy in Real Estate • Institutional Fundraise of $1.1 billion during the quarter was primarily driven by products from first lien and diversified lending strategies in Credit, products from the net lease strategy in Real Estate, and products from GP minority stakes and professional sports minority stakes strategies in GP Strategic Capital $1.9 $7.2 $2.9 $17.2 $20.4 $3.0 $1.5 $8.1 $10.6 $4.0 $0.2 $8.5 $4.0 $0.2 $1.1 $0.6 $5.8 Credit GP Strategic Capital Real Estate 2Q'22 2Q’23 2Q’22 (LTM) 2Q’23 (LTM) $3.6 $1.8 $8.4 $9.2 2Q'22 2Q’23 2Q’22 (LTM) 2Q’23 (LTM) $3.5 $1.1 $8.9 $11.2 2Q'22 2Q’23 2Q’22 (LTM) 2Q’23 (LTM)

13 Credit Platform • AUM of $73.8 billion increased 30% since June 30, 2022 ◦ The increase was primarily driven by capital raised in products from diversified and technology lending strategies • FPAUM of $52.1 billion increased 26% since June 30, 2022 ◦ The increase was primarily driven by capital raised in products from diversified and technology lending strategies and deployment across the platform • Direct Originations during the quarter were $3.4 billion with net deployment of $1.6 billion ◦ Direct Originations for the last twelve months were $14.6 billion with net deployment of $9.2 billion • AUM Not Yet Paying Fees totaled $8.1 billion, reflecting expected annual management fees of approximately $115 million once deployed • Direct Lending Gross Returns(1) of 4.3% for 2Q'23 and 18.9% over the last twelve months ended 2Q'23 AUM (dollars in billions) (dollars in billions) Fee-Paying AUM Note 1. Gross and net returns are represented by a composite comprised of Credit products within the direct lending investment strategies reported in the Blue Owl quarterly report on Form 10-Q for the quarter ended March 31, 2023. The composite excludes products that have launched within the last two years as such information is generally not meaningful. The net returns for aforementioned Credit products were 3.3% for 2Q'23 and 14.8% over the last twelve months ended 2Q'23 . $56.8 $73.8 2Q'22 2Q'23 $41.4 $52.1 2Q'22 2Q'23

14Note 1: Net IRR since inception as of June 30, 2023 for Blue Owl GP Stakes III, Blue Owl GP Stakes IV and Blue Owl GP Stakes V was 23.8%, 48.9% and 27.7%, respectively. GP Strategic Capital Platform • AUM of $50.9 billion increased 12% since June 30, 2022 • FPAUM of $28.5 billion increased 7% since June 30, 2022 ◦ The increase in AUM and FPAUM was primarily driven by capital raised in Blue Owl GP Stakes V • AUM Not Yet Paying Fees totaled $1.1 billion, reflecting expected annual management fees of approximately $18 million once deployed • Gross IRR Since Inception as of June 30, 2023(1) ◦ Blue Owl GP Stakes III: 31.2% ◦ Blue Owl GP Stakes IV: 76.6% ◦ Blue Owl GP Stakes V: 52.9% AUM Fee-Paying AUM $45.7 $50.9 2Q'22 2Q'23 $26.7 $28.5 2Q'22 2Q'23 (dollars in billions)(dollars in billions)

15 Note 1. Gross and net returns are represented by a composite comprised of Real Estate products reported in the Blue Owl quarterly report on Form 10-Q for the quarter ended March 31, 2023. The composite excludes products that have launched within the last two years as such information is generally not meaningful. The net returns for the aforementioned Real Estate products were 1.9% for 2Q'23 and 11.7% over the last twelve months ended 2Q'23. Real Estate Platform • AUM of $24.8 billion increased 49% since June 30, 2022 ◦ The increase was primarily driven by capital raised in Blue Owl Real Estate Fund VI ("OREF VI") and Blue Owl Real Estate Net Lease Trust ("ORENT") • FPAUM of $13.1 billion increased 39% since June 30, 2022 ◦ The increase was primarily driven by capital raised in ORENT and OREF VI and deployment in OREF VI • AUM Not Yet Paying Fees totaled $2.8 billion, reflecting expected annual management fees of approximately $37 million once deployed • Real Estate Gross Returns(1) of 2.3% for 2Q'23 and 14.2% over the last twelve months ended 2Q'23 AUM Fee-Paying AUM $16.6 $24.8 2Q'22 2Q'23 $9.4 $13.1 2Q'22 2Q'23 (dollars in billions)(dollars in billions)

Supplemental Information

17 As of June 30, 2023, the average maturity of the Company's outstanding notes is ~13 years Note 1. Cost of debt reflects average annual after tax interest rate on notes outstanding, assuming a 22% tax rate. Excludes the Revolving Credit Facility. Supplemental Liquidity Metrics BBB Rated by S&P and Fitch $1.3B Available Liquidity Total Debt ($M) Available Liquidity ($M) 3.0% Cost of Debt(1) $759 $41 $1,263 Revolving Credit Facility Cash and Cash Equivalents $1,790 $700 $400 $350 $60 $280 Revolving Credit Facility 2028 Unsecured Notes 2051 Unsecured Notes 2032 Unsecured Notes 2031 Unsecured Notes

18 As of June 30, 2023, AUM not yet paying fees totaled $12.0 billion, reflecting expected annual management fees of approximately $170 million once deployed FPAUM to AUM Bridge $51.2 $71.6 $28.6 $93.6 $149.6 $93.6 $105.6 $114.0 $52.1 $8.1 $10.9 $73.8 $28.5 $5.5 $15.9 $50.9 $13.1 $8.8 $24.8 $12.0 $8.4 $35.6 Credit GP Strategic Capital Real Estate FPAUM AUM Not Yet Paying Fees Fee-Exempt AUM Net Appreciation, Leverage and Other AUM $0.2 $2.7 $2.8 $1.1

19 AUM and FPAUM Rollforwards Three Months Ended June 30, 2023 Twelve Months Ended June 30, 2023 (dollars in millions) Credit GP Strategic Capital Real Estate Total Credit GP Strategic Capital Real Estate Total AUM Beginning Balance $ 71,617 $ 49,167 $ 23,590 $ 144,374 $ 56,827 $ 45,674 $ 16,639 $ 119,140 New capital raised 1,529 184 1,150 2,863 10,620 4,003 5,783 20,406 Change in debt 716 — 201 917 5,852 — 1,769 7,621 Distributions (842) (409) (209) (1,460) (2,592) (1,937) (1,361) (5,890) Change in value / other 773 1,992 94 2,859 3,086 3,194 1,996 8,276 Ending Balance $ 73,793 $ 50,934 $ 24,826 $ 149,553 $ 73,793 $ 50,934 $ 24,826 $ 149,553 FPAUM Beginning Balance $ 51,150 $ 28,561 $ 11,922 $ 91,633 $ 41,409 $ 26,678 $ 9,430 $ 77,517 New capital raised / deployed 1,001 234 1,279 2,514 10,396 3,291 4,463 18,150 Fee basis step down — (333) — (333) — (1,214) — (1,214) Distributions (765) — (141) (906) (2,533) (293) (1,016) (3,842) Change in value / other 691 — 24 715 2,805 — 207 3,012 Ending Balance $ 52,077 $ 28,462 $ 13,084 $ 93,623 $ 52,077 $ 28,462 $ 13,084 $ 93,623

Appendix

21 GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except share and per share data) 2Q'23 2Q'22 2Q'23 2Q'22 Revenues Management fees, net (includes Part I Fees of $91,938, $46,346, $318,710 and $178,468) $ 371,829 $ 284,325 $ 1,410,303 $ 963,044 Administrative, transaction and other fees 45,108 42,921 151,392 170,667 Realized performance income — — 12,727 5,906 Total Revenues, Net 416,937 327,246 1,574,422 1,139,617 Expenses Compensation and benefits 208,281 218,118 888,575 639,449 Amortization of intangible assets 115,917 64,885 317,306 218,964 General, administrative and other expenses 51,482 54,389 230,543 171,571 Total Expenses 375,680 337,392 1,436,424 1,029,984 Other Income (Loss) Net gains (losses) on investments 3,030 (123) 3,628 (3,644) Net Income (losses) on retirement of debt — — — (1,491) Interest expense, net (13,568) (15,051) (54,967) (43,485) Change in TRA liability 10,116 1,370 4,999 (20,984) Change in warrant liability 450 20,723 (5,347) 10,111 Change in earnout liability (1,844) (208) (16,622) (371,989) Total Other Income (Loss) (1,816) 6,711 (68,309) (431,482) Income (Loss) Before Income Taxes 39,441 (3,435) 69,689 (321,849) Income tax expense (benefit) 5,402 5,631 1,869 (35,607) Consolidated and Combined Net Income (Loss) 34,039 (9,066) 67,820 (286,242) Net (income) loss attributable to noncontrolling interests (21,180) 7,940 (42,992) 220,060 Net Income (Loss) Attributable to Blue Owl Capital Inc. $ 12,859 $ (1,126) $ 24,828 $ (66,182) Net Income (Loss) Attributable to Class A Shares $ 12,859 $ (1,126) $ 24,828 $ (66,182) Earnings per Class A Share Basic $ 0.03 $ 0.00 Diluted $ 0.02 $ 0.00 Weighted-Average Class A Shares Basic 459,396,686 422,631,967 Diluted 1,430,966,523 1,407,843,503

22 Quarter Ended (dollars in thousands, except per share data) 2Q'23 1Q’23 4Q'22 3Q'22 2Q'22 GAAP Revenues Management Fees, Net $ 371,829 $ 358,825 $ 341,272 $ 338,377 $ 284,325 Administrative, Transaction and Other Fees 45,108 31,655 42,020 32,609 42,921 Realized Performance Income — 506 12,221 — — GAAP Revenues 416,937 390,986 395,513 370,986 327,246 GAAP Expenses Compensation and Benefits 208,281 197,618 247,931 234,745 218,118 Amortization of Intangible Assets 115,917 70,891 64,663 65,835 64,885 General, Administrative and Other Expenses 51,482 56,134 54,955 67,972 54,389 Expenses 375,680 324,643 367,549 368,552 337,392 GAAP Results Net Income (Loss) Attributable to Blue Owl Capital Inc. 12,859 8,317 1,592 2,060 (1,126) Earnings per Class A Share Basic $ 0.03 $ 0.02 $ 0.00 $ 0.00 $ 0.00 Diluted $ 0.02 $ 0.02 $ 0.00 $ 0.00 $ 0.00 GAAP Results Summary (Unaudited)

23 Quarter Ended (dollars in thousands, except per share data) 2Q'23 1Q’23 4Q'22 3Q'22 2Q'22 FRE Revenues FRE Management Fees, Net $ 381,599 $ 368,594 $ 351,041 $ 348,147 $ 293,247 FRE Administrative, Transaction and Other Fees 19,877 8,809 17,317 14,826 24,564 FRE Revenues 401,476 377,403 368,358 362,973 317,811 FRE Expenses FRE Compensation and Benefits 115,621 103,600 101,728 98,535 85,809 FRE General, Administrative and Other Expenses 39,111 48,030 46,139 59,075 36,297 FRE Expenses 154,732 151,630 147,867 157,610 122,106 Fee-Related Earnings 244,597 225,899 221,870 209,814 197,064 Distributable Earnings 227,016 209,014 215,001 191,673 180,402 Adjusted Per Share Information Fee-Related Earnings per Adjusted Share $ 0.17 $ 0.16 $ 0.16 $ 0.15 $ 0.14 Distributable Earnings per Adjusted Share $ 0.16 $ 0.15 $ 0.15 $ 0.14 $ 0.13 Non-GAAP Results Summary (Unaudited) For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 26.

24 Non-GAAP Measures Fee-Related Earnings, or FRE, and Related Components Fee-Related Earnings is a supplemental non-GAAP measure of our core operating performance used to make operating decisions and assess our core operating results, focusing on whether our core revenue streams, primarily consisting of management fees, are sufficient to cover our core operating expenses. Management also reviews the components that comprise Fee-Related Earnings (i.e., FRE revenues and FRE expenses) on the same basis used to calculate Fee-Related Earnings, and such components are also non-GAAP measures and have been identified with the prefix “FRE” throughout this presentation. Fee-Related Earnings exclude various items that are required for the presentation of our results under GAAP, including the following: noncontrolling interests in the Blue Owl Operating Partnerships; equity-based compensation expense; compensation expenses related to capital contributions in certain subsidiary holding companies that are in-turn paid as compensation to certain employees, as such contributions are not included in Fee-Related Earnings or Distributable Earnings; amortization of acquisition-related earnouts; amortization of intangible assets; “Transaction Expenses” as defined below; expense support payments and subsequent reimbursements; net gains (losses) on investments, net losses on retirement of debt; interest; changes in TRA, warrant and earnout liabilities; and taxes. Transaction Expenses are expenses incurred in connection with the Business Combination and other acquisitions and strategic transactions, including subsequent adjustments related to such transactions, that were not eligible to be netted against consideration or recognized as acquired assets and assumed liabilities in the relevant transactions. FRE revenues and FRE expenses also exclude realized performance income and related compensation expense, as well as revenues and expenses related to amounts reimbursed by our products, including administrative fees and dealer manager reallowed commissions, that have no impact to our bottom line operating results, and therefore FRE revenues and FRE expenses do not represent our total revenues or total expenses in any given period. Distributable Earnings or DE Distributable Earnings is a supplemental non-GAAP measure of operating performance that equals Fee-Related Earnings plus or minus, as relevant, realized performance income and related compensation, interest expense, net, as well as amounts payable for taxes and payments made pursuant to the TRA. Amounts payable for taxes presents the current income taxes payable, excluding the impact of tax contingency-related accrued expenses or benefits, as such amounts are included when paid or received, related to the respective period’s earnings, assuming that all Distributable Earnings were allocated to Blue Owl Capital Inc., which would occur following the exchange of all Blue Owl Operating Group Units for Class A Shares. Current income taxes payable and payments made pursuant to the TRA reflect the benefit of tax deductions that are excluded when calculating Distributable Earnings (e.g., equity-based compensation expenses, Transaction Expenses, tax goodwill, etc.). If these tax deductions were to be excluded from amounts payable for taxes, Distributable Earnings would be lower and our effective tax rate would appear to be higher, even though a lower amount of income taxes would have been paid or payable for a period’s earnings. We make these adjustments when calculating Distributable Earnings to more accurately reflect the net realized earnings that are expected to be or become available for distribution or reinvestment into our business. Management believes that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution. Adjusted EBITDA Adjusted EBITDA is a supplemental non-GAAP measure of operating performance used to assess the Company's ability to service its debt obligations. Adjusted EBITDA is equal to Distributable Earnings plus interest expense, net, taxes and TRA payable, and fixed assets depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure that supplements and should be considered in addition to and not in lieu of our GAAP results, and such measure should not be considered as indicative of our liquidity. Adjusted EBITDA may not be comparable to other similarly titled measures used by other companies. Adjusted Shares Adjusted Shares represents the weighted-average outstanding interests that are participating in distributions as of the end of each respective period. Adjusted Shares is the sum of Blue Owl Capital Inc.’s Class A Shares (and Class B Shares to the extent outstanding in the future) and Common Units of the Blue Owl Operating Group. Common Units are limited partner interests held by certain members of management and employees, as well as other third parties in the Blue Owl Operating Group. Subject to certain restrictions, Common Units are exchangeable on a one-for-one basis for either Class A Shares or Class B Shares if held by certain senior members of management.

25 Non-GAAP Reconciliations Quarter Ended Last Twelve Months (dollars in thousands) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 2Q'23 2Q'22 GAAP Net Income (Loss) Attributable to Class A Shares $ 12,859 $ 8,317 $ 1,592 $ 2,060 $ (1,126) $ 24,828 $ (66,182) Net income (loss) attributable to noncontrolling interests 21,180 33,717 163 (12,068) (7,940) 42,992 (220,060) Income tax expense (benefit) 5,402 6,440 (5,888) (4,085) 5,631 1,869 (35,607) GAAP Income (Loss) Before Income Taxes 39,441 48,474 (4,133) (14,093) (3,435) 69,689 (321,849) Net income allocated to noncontrolling interests included in Fee- Related Earnings (2,147) 126 1,379 4,451 1,359 3,809 (308) Strategic Revenue-Share Purchase consideration amortization 9,770 9,769 9,769 9,770 8,922 39,078 27,736 Realized performance income — (506) (12,221) — — (12,727) (5,906) Realized performance compensation — 177 4,282 — — 4,459 2,067 Equity-based compensation - other 32,204 35,628 30,320 27,381 24,293 125,533 48,710 Equity-based compensation - acquisition related 20,897 20,679 62,831 62,831 62,139 167,238 148,366 Equity-based compensation - Business Combination grants 17,725 16,968 18,319 17,864 18,253 70,876 50,949 Acquisition-related cash earnout amortization 6,498 6,098 17,402 16,515 16,111 46,513 32,193 Capital-related compensation 1,860 1,698 1,675 972 850 6,205 3,096 Amortization of intangible assets 115,917 70,891 64,663 65,835 64,885 317,306 218,964 Transaction Expenses 3,701 116 951 976 4,737 5,744 27,277 Expense support (3,085) (2,088) (5,464) 785 5,661 (9,852) 12,873 Net (gains) losses on investments (3,030) (612) (578) 592 123 (3,628) 3,644 Net losses on early retirement of debt — — — — — — 1,491 Change in TRA liability (10,116) 1,964 6,752 (3,599) (1,370) (4,999) 20,984 Change in warrant liability (450) 1,950 1,100 2,747 (20,723) 5,347 (10,111) Change in earnout liability 1,844 994 12,024 1,760 208 16,622 371,989 Interest expense, net 13,568 13,573 12,799 15,027 15,051 54,967 43,485 Fee-Related Earnings 244,597 225,899 221,870 209,814 197,064 902,180 675,650 Realized performance income — 506 12,221 — — 12,727 5,906 Realized performance compensation — (177) (4,282) — — (4,459) (2,067) Interest expense, net (13,568) (13,573) (12,799) (15,033) (15,045) (54,973) (43,479) Taxes and TRA Payments (4,013) (3,641) (2,009) (3,108) (1,617) (12,771) 2,050 Distributable Earnings 227,016 209,014 215,001 191,673 180,402 842,704 638,060 Interest expense, net 13,568 13,573 12,799 15,033 15,045 54,973 43,479 Taxes and TRA Payments 4,013 3,641 2,009 3,108 1,617 12,771 (2,050) Fixed assets depreciation and amortization 2,581 1,922 1,610 235 241 6,348 859 Adjusted EBITDA $ 247,178 $ 228,150 $ 231,419 $ 210,049 $ 197,305 $ 916,796 $ 680,348

26 Non-GAAP Reconciliations (cont’d) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 2Q'23 2Q'22 Weighted-Average Adjusted Shares Class A Shares(1) 448,750,838 445,452,642 441,185,492 430,734,524 411,790,776 Common Units and Vested Incentive Units 966,707,795 967,869,948 956,993,119 969,110,392 986,015,743 Total Weighted-Average Adjusted Shares 1,415,458,633 1,413,322,590 1,398,178,611 1,399,844,916 1,397,806,519 Earnings per Class A Share - Basic $ 0.03 $ 0.02 $ 0.00 $ 0.00 $ 0.00 Earnings per Class A Share - Diluted $ 0.02 $ 0.02 $ 0.00 $ 0.00 $ 0.00 Fee-Related Earnings per Adjusted Share $ 0.17 $ 0.16 $ 0.16 $ 0.15 $ 0.14 Distributable Earnings per Adjusted Share $ 0.16 $ 0.15 $ 0.15 $ 0.14 $ 0.13 GAAP Revenues $ 416,937 $ 390,986 $ 395,513 $ 370,986 $ 327,246 $ 1,574,422 $ 1,139,617 Strategic Revenue-Share Purchase consideration amortization 9,770 9,769 9,769 9,770 8,922 39,078 27,736 Realized performance income — (506) (12,221) — — (12,727) (5,906) Reimbursed expenses (25,231) (22,846) (24,703) (17,783) (18,357) (90,563) (60,447) FRE Revenues $ 401,476 $ 377,403 $ 368,358 $ 362,973 $ 317,811 $ 1,510,210 $ 1,101,000 GAAP Compensation and Benefits $ 208,281 $ 197,618 $ 247,931 $ 234,745 $ 218,118 $ 888,575 $ 639,449 Realized performance compensation — (177) (4,282) — — (4,459) (2,067) Equity-based compensation - other (32,204) (35,628) (30,320) (27,381) (23,984) (125,533) (46,771) Equity-based compensation - acquisition related (20,897) (20,679) (62,831) (62,831) (62,139) (167,238) (148,366) Equity-based compensation - Business Combination grants (17,725) (16,968) (18,319) (17,864) (18,253) (70,876) (50,949) Acquisition-related cash earnout amortization (6,498) (6,098) (17,402) (16,515) (16,111) (46,513) (32,193) Capital-related compensation (1,860) (1,698) (1,675) (973) (849) (6,206) (3,095) Reimbursed expenses (13,476) (12,770) (11,374) (10,646) (10,973) (48,266) (40,285) FRE Compensation and Benefits $ 115,621 $ 103,600 $ 101,728 $ 98,535 $ 85,809 $ 419,484 $ 315,723 GAAP General, Administrative and Other Expenses $ 51,482 $ 56,134 $ 54,955 $ 67,972 $ 54,389 $ 230,543 $ 171,571 Equity-based compensation - other — — — — (309) — (1,939) Transaction Expenses (3,701) (116) (951) (941) (4,702) (5,709) (27,489) Expense support 3,085 2,088 5,464 (820) (5,696) 9,817 (12,661) Reimbursed expenses (11,755) (10,076) (13,329) (7,136) (7,385) (42,296) (20,163) FRE General, Administrative and Other Expenses $ 39,111 $ 48,030 $ 46,139 $ 59,075 $ 36,297 $ 192,355 $ 109,319 (1)Excludes 10,645,848, 10,736,476, 10,818,844, 10,752,588 and 10,841,191, respectively, fully vested restricted stock units that do not participate in dividends until settled but that are included in the denominator for GAAP basic earnings per share.

27 Defined Terms Assets Under Management or AUM Refers to the assets that we manage, and are generally equal to the sum of (i) net asset value (“NAV”); (ii) drawn and undrawn debt; (iii) uncalled capital commitments; (iv) total managed assets for certain Real Estate products; and (v) par value of collateral for collateralized loan obligations (“CLOs”). our BDCs Refers to our business development companies, as regulated under the Investment Company Act of 1940, as amended: Blue Owl Capital Corporation (NYSE: OBDC) (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (“OBDC III”), Blue Owl Technology Finance Corp. (“OTF”), Blue Owl Technology Finance Corp. II (“OTF II”), Blue Owl Credit Income Corp. (“OCIC”) and Blue Owl Technology Income Corp. (“OTIC”). Blue Owl, the Company, the firm, we, us, and our Refers to Blue Owl Capital Inc. and its consolidated subsidiaries. Blue Owl Operating Group Refers collectively to the Blue Owl Operating Partnerships and their consolidated subsidiaries. Blue Owl Operating Group Units Refers collectively to a unit in each of the Blue Owl Operating Partnerships. Blue Owl Operating Partnerships Refers to Blue Owl Capital Carry LP and Blue Owl Capital Holdings LP, collectively. Business Combination Refers to the transactions contemplated by the business combination agreement dated as of December 23,2020 (as the same has been or may be amended, modified, supplemented or waived from time to time), by and among Altimar Acquisition Corporation, Owl Rock Capital Group LLC, Owl Rock Capital Feeder LLC, Owl Rock Capital Partners LP and Neuberger Berman Group LLC. Credit Refers to our Credit platform that offers private credit solutions to middle-market companies through our investment strategies: diversified lending, technology lending, first lien lending, opportunistic lending, and also includes our adjacent investment strategy liquid credit, which focuses on the management of CLOs. Fitch Refers to Fitch Ratings credit rating agency. Fee-Paying AUM or FPAUM Refers to the AUM on which management fees are earned. For our BDCs, FPAUM is generally equal to total assets (including assets acquired with debt but excluding cash). For our other Credit products, excluding CLOs, FPAUM is generally equal to NAV or investment cost. FPAUM also includes uncalled committed capital for products where we earn management fees on such uncalled committed capital. For CLOs, FPAUM is generally equal to the par value of collateral. For our GP Strategic Capital products, FPAUM for the GP minority stakes strategy is generally equal to capital commitments during the investment period and the cost of unrealized investments after the investment period. For GP Strategic Capitals’ other strategies, FPAUM is generally equal to investment cost. For Real Estate, FPAUM is generally equal to a combination of capital commitments and cost of unrealized investments during the investment period and the cost of unrealized investments after the investment period; however, for certain Real Estate products FPAUM is based on NAV. GP Strategic Capital Refers to our GP Strategic Capital platform that primarily focuses on acquiring equity stakes in, and providing debt financing to, large, multi-product private equity and private credit firms through two existing investment strategies: GP minority stakes and GP debt financing, and also include our professional sports minority stakes. Gross IRR Refers to an annualized since inception gross internal rate of return of cash flows to and from the product and the product’s residual value at the end of the measurement period. Gross IRRs are calculated before giving effect to management fees (including Part I Fees), as applicable. For GP Strategic Capital, performance metrics are presented on a quarter lag. Gross Return Refers to a return that is equal to the percentage change in the value of a fund's portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees and carried interest allocated to the general partner of special limited partners, or other fees and expenses. Institutional Fundraise Includes internal fundraise and GP commitments. Net IRR Refers to an annualized since inception net internal rate of return of cash flows to and from the product and the product’s residual value at the end of the measurement period. Net IRRs are calculated after giving effect to fees, as applicable, and all other expenses. An individual investor’s IRR may be different to the reported IRR based on the timing of capital transactions. For GP Strategic Capital, performance metrics are presented on a quarter lag. Net Return Refers to a return that is equal to the percentage change in the value of a product's portfolio, adjusted for all contributions and withdrawals (cash flows) after the effects of management fees, incentive fees and carried interest allocated to the general partner of special limited partners, or other fees and expenses. Part I Fees Refers to quarterly performance income on the net investment income of our BDCs and similarly structured products, subject to a fixed hurdle rate. These fees are classified as management fees throughout this report, as they are predictable and recurring in nature, not subject to repayment, and cash-settled each quarter.

28 Defined Terms (cont’d) Partner Manager Refers to alternative asset management firms in which the GP Strategic Capital products invest. Permanent Capital Refers to AUM in products that do not have ordinary redemption provisions or a requirement to exit investments and return the proceeds to investors after a prescribed period of time. Some of these products, however, may be required or can elect to return all or a portion of capital gains and investment income, and some may have periodic tender offers or redemptions. Permanent Capital includes certain products that are subject to management fee step downs or roll-offs or both over time. Real Estate Refers, unless context indicates otherwise, to our Real Estate platform that primarily focuses on providing investors with predictable current income, and potential for appreciation, while focusing on limiting downside risk through a unique net lease strategy. S&P Refers to Standard & Poor's credit rating agency. Share Buyback Refers to shares purchased under our authorized repurchase programs, as well as shares withheld upon vesting of Class A restricted share units (“RSUs”) to satisfy tax withholding obligations. Tax Receivable Agreement or TRA Refers to the Amended and Restated Tax Receivable Agreement, dated as of October 22, 2021, as may be amended from time to time.